UNITED STATES1

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

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                            FORM 8-K


                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  Nov. 25, 1997
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                    PARKWAY PROPERTIES, INC.
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     (Exact name of Registrant as specified in its charter)



Maryland                 1-11533                  74-2123597
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(State or other   (Commission File Number)     (IRS Employer
jurisdiction of                              Identification
incorporation)                                     Number)


One Jackson Place Suite 1000
  188 East Capitol Street
      P. O. Box 24647
Jackson, Mississippi                          39225-4647
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(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (601) 948-4091
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 (Former name or former address, if changed since last report)
                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


Item 2.   Acquisition or Disposition of Assets.

           On November 25, 1997, a limited partnership in which Parkway Properties, Inc. is a 99% limited partner and a wholly-owned subsidiary is a 1% general partner purchased the Greenbrier Towers in Chesapeake, Virginia for $16,000,000 from an unrelated party. Greenbrier Towers consists of two six-story office buildings constructed in 1985 and 1987 containing approximately
11.4 acres within Greenbrier Business Park. The buildings are strategically located in the Hampton Roads area (Norfolk, Virginia Beach and Newport News) of Southern Virginia and have direct access to Interstates 64 and 464. The buildings are 98% leased to 35 tenants with the largest tenant occupying 27,877 square feet or 16% of the total net rentable square feet under a lease that expires in September 2007. The purchase was funded with bank borrowings on a line of credit with Deposit Guaranty National Bank at a rate equal to the 90-day Libor rate plus 1.75%, currently 7.53%.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements

                         It is impractical to provide the audited
               financial statements of Greenbrier Towers required by Item 7(a) of Form 8-K, but such financial statements will be filed as soon as practical but not later than 60 days after the filing of this Form 8-K.

          (b)  Pro Forma Consolidated Financial Statements

                          The  pro  forma consolidated  financial
               statements   will  be  filed  with   the   audited
               financial statements of Greenbrier Towers.

          (c)  Exhibits.

                                (10)   The  purchase   and   sale
               agreement will be filed with the audited financial statements of Greenbrier Towers. Parkway agrees to furnish supplementally to the Securities and Exchange Commission on request a copy of any omitted schedule or exhibit to this agreement.
                            FORM 8-K

                    PARKWAY PROPERTIES, INC.


                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:       December 10, 1997

                                        PARKWAY PROPERTIES, INC.



                                   By:  /s/Sarah P. Clark
                                        Sarah P. Clark
                                        Senior Vice President,
                                        Chief Financial Officer,
                                        Treasurer and Secretary
















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